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                                  EXHIBIT 23.1





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                                                                    EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


         As independent public accountants, we hereby consent to the incorporation of our report dated February 23, 1998, included in the Company's 1997 Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-05617, 333-00403 and 333-00349, and the company's previously filed Registration Statements on Form S-3 File Nos. 333-05619 and 333-01371.

                                                   /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
   March 30, 1998